Exhibit 99.1

AMEDISYS REPORTS THIRD QUARTER 2017 FINANCIAL RESULTS

BATON ROUGE, Louisiana (November 7, 2017) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and nine-month periods ended September 30, 2017.

Three Month Periods Ended September 30, 2017 and 2016

•	Net service revenue increased $18.6 million to $380.2 million compared to $361.6 million in 2016.

•	Net income attributable to Amedisys, Inc. of $14.6 million compared to $11.4 million in 2016.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.42 compared to $0.34 in 2016.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $36.9 million compared to $25.6 million in 2016.

•	Adjusted net service revenue of $386.7 million compared to $361.6 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. of $19.2 million compared to $12.1 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.56 compared to $0.36 in 2016.

Nine Month Periods Ended September 30, 2017 and 2016

•	Net service revenue increased $58.3 million to $1,129.4 million compared to $1,071.1 million in 2016.

•	Net income attributable to Amedisys, Inc. of $34.1 million compared to $28.3 million in 2016.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.00 compared to $0.84 in 2016.

Adjusted Year to Date Results*

•	Adjusted EBITDA of $105.0 million compared to $79.4 million in 2016.

•	Adjusted net service revenue of $1,135.9 million compared to $1,072.1 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. of $56.5 million compared to $37.2 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.65 compared to $1.10 in 2016.

*	See pages 12 and 13 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am proud of our third quarter results and the strong execution of our team. We are pleased with the growth trends we are seeing in home health, after experiencing some obstacles in the last few quarters. Our strategies around home health business development hiring, retention and training are delivering the desired results, and now we must continue that momentum. Our hospice segment continues its stellar performance, with 18% revenue growth compared to the third quarter of 2016. Our personal care segment has built out an impressive platform for growth in under two years and has integrated tuck-in acquisitions to fill out its footprint in Massachusetts. Most importantly, our clinical and outcomes metrics continue to improve as we pursue the goal of clinical distinction for our patients, referral sources and payors. On the regulatory side, we are pleased with the CMS decision not to finalize the home health groupings model. While we are supportive of payment reform in home health, we must ensure that any reform is designed such that patient access to home health services is not negatively impacted. Finally, thanks to our team of over 17,000 employees for continuing to provide excellent care to our patients.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, November 8, 2017, at 11:00 a.m. ET to discuss its third quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through December 8, 2017 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13672018.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 2,200 hospitals and 61,900 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With more than 17,000 employees, in 425 care centers in 34 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 385,000 patients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the healthcare industry, our ability to integrate our personal care segment into our business efficiently, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three Month Period Ended September 30,		For the Nine Month Period Ended September 30,
	2017	2016	2017	2016
Net service revenue	$380,163	$361,595	$1,129,442	$1,071,158
Cost of service, excluding depreciation and amortization	226,642	212,124	662,192	620,466
General and administrative expenses:
Salaries and benefits	77,130	77,019	226,532	231,079
Non-cash compensation	3,558	4,750	11,788	12,556
Other	38,189	42,658	120,223	134,951
Provision for doubtful accounts	7,086	5,471	18,078	13,664
Depreciation and amortization	4,185	5,214	13,139	14,662
Securities Class Action Lawsuit settlement, net	—	—	28,712	—

Operating expenses	356,790	347,236	1,080,664	1,027,378

Operating income	23,373	14,359	48,778	43,780
Other income (expense):
Interest income	44	14	104	45
Interest expense	(1,335)	(1,136)	(3,600)	(3,551)
Equity in earnings from equity method investments	900	3,244	3,149	3,602
Miscellaneous, net	1,043	1,713	3,282	3,106

Total other income, net	652	3,835	2,935	3,202
Income before income taxes	24,025	18,194	51,713	46,982
Income tax expense	(9,364)	(6,693)	(17,324)	(18,323)

Net income	14,661	11,501	34,389	28,659
Net income attributable to noncontrolling interests	(103)	(66)	(240)	(315)

Net income attributable to Amedisys, Inc.	$14,558	$11,435	$34,149	$28,344

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.43	$0.34	$1.02	$0.86

Weighted average shares outstanding	33,838	33,309	33,640	33,142

Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.42	$0.34	$1.00	$0.84

Weighted average shares outstanding	34,363	33,823	34,255	33,699

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

(Amounts in thousands, except share data)

	September 30, 2017
	(Unaudited)	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$66,114	$30,197
Patient accounts receivable, net of allowance for doubtful accounts of $19,933 and $17,716	177,402	166,056
Prepaid expenses	9,770	7,397
Other current assets	14,904	11,260

Total current assets	268,190	214,910

Property and equipment, net of accumulated depreciation of $148,301 and $138,650	32,695	36,999
Goodwill	313,663	288,957
Intangible assets, net of accumulated amortization of $29,932 and $27,864	44,845	46,755
Deferred income taxes	91,160	107,940
Other assets, net	48,976	38,468

Total assets	$799,529	$734,029

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$22,815	$30,358
Payroll and employee benefits	86,139	82,480
Accrued expenses	83,516	63,290
Current portion of long-term obligations	9,387	5,220

Total current liabilities	201,857	181,348
Long-term obligations, less current portion	80,523	87,809
Other long-term obligations	3,930	3,730

Total liabilities	286,310	272,887

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 35,687,068 and 35,253,577 shares issued; and 33,913,558 and 33,597,215 shares outstanding	36	35
Additional paid-in capital	561,380	537,472
Treasury stock at cost, 1,773,510 and 1,656,362 shares of common stock	(53,228)	(46,774)
Accumulated other comprehensive income	15	15
Retained earnings (deficit)	4,053	(30,545)

Total Amedisys, Inc. stockholders’ equity	512,256	460,203
Noncontrolling interests	963	939

Total equity	513,219	461,142

Total liabilities and equity	$799,529	$734,029

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING, NET

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three Month Period Ended September 30,		For the Nine Month Period Ended September 30,
	2017	2016	2017	2016
Cash Flows from Operating Activities:
Net income	$14,661	$11,501	$34,389	$28,659
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,185	5,214	13,139	14,662
Provision for doubtful accounts	7,086	5,471	18,078	13,664
Non-cash compensation	3,558	4,750	11,788	12,556
401(k) employer match	2,180	1,694	6,547	5,134
(Gain) loss on disposal of property and equipment	(169)	34	(22)	556
Deferred income taxes	9,646	7,327	17,228	18,689
Equity in earnings from equity method investments	(900)	(3,244)	(3,149)	(3,602)
Amortization of deferred debt issuance costs	185	185	555	555
Return on equity investment	1,240	1,551	4,656	1,913
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(11,099)	(15,758)	(28,924)	(46,107)
Other current assets	996	(4,681)	(5,896)	870
Other assets	(11,054)	34	(12,202)	(11,909)
Accounts payable	(6,523)	(1,300)	(5,430)	7,308
Securities Class Action Lawsuit settlement accrual, net	(28,712)	—	—	—
Accrued expenses	25,327	(6,289)	22,584	(9,100)
Other long-term obligations	(406)	314	201	(150)

Net cash provided by operating activities	10,201	6,803	73,542	33,698

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	57	—	622	230
Purchase of investment	—	(318)	(436)	(750)
Purchases of property and equipment	(1,625)	(3,587)	(9,074)	(13,502)
Proceeds from sale of property and equipment	118	—	118	—
Acquisitions of businesses, net of cash acquired	—	(3,744)	(24,128)	(31,378)

Net cash used in investing activities	(1,450)	(7,649)	(32,898)	(45,400)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options and warrants	11	—	4,214	—
Proceeds from issuance of stock to employee stock purchase plan	611	611	1,798	1,818
Shares withheld upon stock vesting	(728)	—	(6,454)	—
Tax benefit from stock options exercised and restricted stock vesting	—	111	—	7,241
Non-controlling interest distribution	(126)	(84)	(216)	(284)
Sale of non-controlling interest	—	405	—	405
Proceeds from revolving line of credit	—	44,500	—	128,500
Repayments of revolving line of credit	—	(44,500)	—	(128,500)
Principal payments of long-term obligations	(1,569)	(1,250)	(4,069)	(3,750)
Purchase of company stock	—	—	—	(12,315)

Net cash used in financing activities	(1,801)	(207)	(4,727)	(6,885)

Net increase (decrease) in cash and cash equivalents	6,950	(1,053)	35,917	(18,587)
Cash and cash equivalents at beginning of period	59,164	9,968	30,197	27,502

Cash and cash equivalents at end of period	$66,114	$8,915	$66,114	$8,915

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,016	$917	$2,188	$2,276

Cash paid for income taxes, net of refunds received	$31	$(67)	$315	$758

Days revenue outstanding, net (1)	40.7	40.0	40.7	40.0

(1)	Our calculation of days revenue outstanding, net at September 30, 2017 and 2016 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month periods ended September 30, 2017 and 2016, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three Month Period Ended September 30,
	2017	2016
Financial Information (in millions):
Medicare	$191.4	$203.9
Non-Medicare	78.1	65.0

Net service revenue	269.5	268.9
Cost of service	168.2	162.4

Gross margin	101.3	106.5
Other operating expenses	77.2	77.4

Operating income	$24.1	$29.1

Same Store Growth (1):
Medicare revenue	(7%)	1%
Non-Medicare revenue	19%	4%

Medicare admissions	(3%)	1%
Total Episodic admissions	1%	3%
Total admissions	1%	—%

Key Statistical Data - Total (2):

Medicare:
Admissions	46,823	47,625
Recertifications	26,996	25,522

Total volume	73,819	73,147

Completed episodes	71,454	71,948
Visits	1,259,156	1,266,780
Average revenue per completed episode (3)	$2,820	$2,841
Visits per completed episode (4)	17.4	17.5

Non-Medicare:
Admissions	26,686	24,335
Recertifications	12,263	9,479
Visits	592,742	506,729

Visiting Clinician Cost per Visit	$82.53	$82.86
Clinical Manager Cost per Visit	$8.30	$8.72

Total Cost per Visit	$90.83	$91.58

Visits	1,851,898	1,773,509

	For the Nine Month Period Ended September 30,
	2017	2016
Financial Information (in millions):
Medicare	$588.4	$619.2
Non-Medicare	226.1	198.0

Net service revenue	814.5	817.2
Cost of service	496.1	483.6

Gross margin	318.4	333.6
Other operating expenses	223.0	230.5

Operating income	$95.4	$103.1

Same Store Growth (1):

Medicare revenue	(5%)	3%
Non-Medicare revenue	14%	12%

Medicare admissions	(3%)	3%
Total Episodic admissions	1%	4%
Total admissions	1%	3%

Key Statistical Data - Total (2):

Medicare:
Admissions	143,711	147,025
Recertifications	78,878	77,565

Total volume	222,589	224,590

Completed episodes	217,190	218,007
Visits	3,794,001	3,893,568
Average revenue per completed episode (3)	$2,811	$2,835
Visits per completed episode (4)	17.3	17.5

Non-Medicare:
Admissions	80,244	74,139
Recertifications	33,949	28,945
Visits	1,727,618	1,549,760

Visiting Clinician Cost per Visit	$81.41	$80.52
Clinical Manager Cost per Visit	$8.42	$8.31

Total Cost per Visit	$89.83	$88.83

Visits	5,521,619	5,443,328

(1)	Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue or admissions for the period as a percent of the Medicare and Non-Medicare revenue or admissions of the prior period.
(2)	Total includes acquisitions.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three Month Period Ended September 30,
	2017	2016
Financial Information (in millions):
Medicare	$91.4	$77.0
Non-Medicare	5.1	5.0

Net service revenue	96.5	82.0
Cost of service	47.8	41.9

Gross margin	48.7	40.1
Other operating expenses	20.4	19.3

Operating income	$28.3	$20.8

Same Store Growth (1):
Medicare revenue	17%	12%
Non-Medicare revenue	(2%)	14%
Hospice admissions	7%	16%
Average daily census	14%	14%

Key Statistical Data - Total (2):
Hospice admissions	6,257	5,751
Average daily census	7,026	6,087
Revenue per day, net	$149.25	$146.49
Cost of service per day	$73.99	$74.77
Average discharge length of stay	95	92

	For the Nine Month Period Ended September 30,
	2017	2016
Financial Information (in millions):
Medicare	$257.9	$217.0
Non-Medicare	14.9	13.8

Net service revenue	272.8	230.8
Cost of service	134.9	120.1

Gross margin	137.9	110.7
Other operating expenses	61.7	55.6

Operating income	$76.2	$55.1

Same Store Growth (1):
Medicare revenue	18%	16%
Non-Medicare revenue	7%	15%
Hospice admissions	13%	18%
Average daily census	15%	17%

Key Statistical Data -Total (2):
Hospice admissions	19,010	16,757
Average daily census	6,705	5,776
Revenue per day, net	$149.01	$145.86
Cost of service per day	$73.72	$75.89
Average discharge length of stay	92	94

(1)	Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.
(2)	Total includes acquisitions.

Segment Information - Personal Care

	For the Three Month Period Ended September 30,
	2017	2016
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	14.2	10.7

Net service revenue	14.2	10.7
Cost of service	10.6	7.8

Gross margin	3.6	2.9
Other operating expenses	3.6	2.4

Operating income	$—	$0.5

Key Statistical Data:
Billable hours	616,036	448,133
Clients served	8,145	7,132
Shifts	281,904	203,465
Revenue per hour	$23.00	$23.70
Revenue per shift	$50.26	$52.19
Hours per shift	2.2	2.2

	For the Nine Month Period Ended September 30,
	2017	2016
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	42.1	23.2

Net service revenue	42.1	23.2
Cost of service	31.2	16.8

Gross margin	10.9	6.4
Other operating expenses	10.0	5.1

Operating income	$0.9	$1.3

Key Statistical Data:
Billable hours	1,822,653	990,389
Clients served	11,372	8,969
Shifts	830,151	451,421
Revenue per hour	$23.13	$23.41
Revenue per shift	$50.77	$51.36
Hours per shift	2.2	2.2

Segment Information - Corporate

	For the Three Month Period Ended September 30,
	2017	2016
Financial Information (in millions):
Other operating expenses	$25.9	$32.7
Depreciation and amortization	3.1	3.3

Total operating expenses	$29.0	$36.0

	For the Nine Month Period Ended September 30,
	2017	2016
Financial Information (in millions):
Other operating expenses	$85.4	$106.4
Depreciation and amortization	9.6	9.3

Total operating expenses before Securities Class Action Lawsuit settlement, net	95.0	115.7
Securities Class Action Lawsuit settlement, net	28.7	—

Total operating expenses	$123.7	$115.7

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three Month Period Ended September 30,		For the Nine Month Period Ended September 30,
	2017	2016	2017	2016
Net income attributable to Amedisys, Inc.	$14,558	$11,435	$34,149	$28,344
Add:
Income tax expense	9,364	6,693	17,324	18,323
Interest expense, net	1,291	1,122	3,496	3,506
Depreciation and amortization	4,185	5,214	13,139	14,662
Certain items (1)	7,590	1,158	37,014	14,560
Interest component of certain items (1)	(95)	—	(95)	—

Adjusted EBITDA (2) (6)	$36,893	$25,622	$105,027	$79,395

Adjusted Net Service Revenue Reconciliation:

	For the Three Month Period Ended September 30,		For the Nine Month Period Ended September 30,
	2017	2016	2017	2016
Net service revenue	$380,163	$361,595	$1,129,442	$1,071,158
Add:
Certain items (1)	6,506	—	6,506	948

Adjusted net service revenue (3) (6)	$386,669	$361,595	$1,135,948	$1,072,106

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation:

	For the Three Month Period Ended September 30,		For the Nine Month Period Ended September 30,
	2017	2016	2017	2016
Net income attributable to Amedisys, Inc.	$14,558	$11,435	$34,149	$28,344
Add:
Certain items (1)	4,592	700	22,394	8,809

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$19,150	$12,135	$56,543	$37,153

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three Month Period Ended September 30,		For the Nine Month Period Ended September 30,
	2017	2016	2017	2016
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.42	$0.34	$1.00	$0.84
Add:
Certain items (1)	0.13	0.02	0.65	0.26

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$0.56	$0.36	$1.65	$1.10

(1)	The following details the certain items for the three and nine month periods ended September 30, 2017 and 2016:

Certain Items:

	For the Three Month Period Ended September 30, 2017	For the Nine Month Period Ended September 30, 2017
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida ZPIC audit	$6,506	$6,506
Certain Items Impacting Operating Expenses:
Acquisition costs	—	976
Legal fees - non-routine	176	1,410
Securities Class Action Lawsuit settlement accrual, net	—	28,712
Restructuring activity	1,670	1,670
Data center relocation	—	940
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(647)	(2,014)
Miscellaneous, other (income) expense, net	(115)	(1,186)

Total	$7,590	$37,014

Net of tax	$4,592	$22,394

Diluted EPS	$0.13	$0.65

	For the Three Month Period Ended September 30, 2016	For the Nine Month Period Ended September 30, 2016
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Third party audit reserve	$—	$948
Certain Items Impacting Operating Expenses:
HCHB implementation	1,993	7,025
Acquisition costs	467	2,509
Legal fees - non-routine	374	2,350
Restructuring activity	1,965	5,213
Data center relocation	—	456
Disaster relief	338	338
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(1,242)	(2,048)
Miscellaneous, other (income) expense, net	(2,737)	(2,231)

Total	$1,158	$14,560

Net of tax	$700	$8,809

Diluted EPS	$0.02	$0.26

(2)	Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.
(3)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)	Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(6)	Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measure calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.